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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                       June 27, 1995      (June 20, 1995)
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                Date of Report (Date of earliest event reported)



                          UNION PLANTERS CORPORATION
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               (Exact name of registrant as specified in charter)



       TENNESSEE                   0-10160                  62-0859007
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(State of incorporation)         (Commission             (I.R.S. Employer
                                 File Number)           Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
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                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (901) 383-6000
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                                  Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

     Union Planters Corporation, a Tennessee corporation ("UPC"), executed an Agreement and Plan of Reorganization (the "Reorganization Agreement") dated June 20, 1995, (as amended and restated June 22, 1995) with Capital Bancorporation, Inc., a Missouri corporation ("CBI"), pursuant to which UPC would acquire CBI through the merger of CBI with and into CBI Acquisition Company, Inc., a wholly owned subsidiary of UPC ("CBIAC"). UPC and CBI, bank holding companies registered under the Bank Holding Company Act of 1956, as amended, had total assets of approximately $9.7 billion and $982 million, respectively, as of March 31, 1995, and operate subsidiary banks located in Tennessee, Arkansas, Kentucky, Mississippi, Louisiana, and Alabama and in Missouri, respectively. CBIAC was formed solely to effectuate the Merger.

     Under the terms of the Reorganization Agreement, UPC would exchange 1.185 shares of UPC common stock for each common share of CBI. The acquisition, which is to be accounted for as a pooling of interests, is expected to be completed during the first quarter of 1996, and is subject to due diligence review, shareholder and regulatory approval, and the satisfaction of certain normal contractual closing conditions.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

               C.   Exhibits

                    2 Plan of Acquisition, Reorganization, Arrangement, Liquidation, or Succession

                          (a) Agreement and Plan of Reorganization dated as of June 20, 1995 (as amended and restated June 22,
                               1995) between Union Planters Corporation, CBI Acquisition Company, Inc., and Capital Bancorporation, Inc.

                    99    Additional Exhibits

                          (a)  Press Release dated June 20, 1995





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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                               Union Planters Corporation
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                                                      Registrant



Date:      June 27, 1995                        /s/ Jack W. Parker
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                                                    Jack W. Parker
                                              Executive Vice President and
                                                 Chief Financial Officer





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